5. Time Deposits (Details Narrative) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Time Deposits Details Narrative
Time deposits purchased through third party brokers, including certificates of deposit participated through the Certificate of Deposit Account Registry Service ("CDARS") on behalf of local customers	$ 5,200	$ 7,200
CDARS balances	$ 5,200	$ 7,200
Weighted average rate of brokered deposits	0.07%	0.05%